UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934.

Date of Report: May 14, 2008

(Date of earliest event reported)

Oragenics, Inc

(Exact name of registrant as specified in its charter)

FL	001-38122	59-3410522
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

13700 Progress Blvd	32615
(Address of principal executive offices)	(Zip Code)

386-418-4018

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD

The Common Stock, par value $.001 per share of Oragenics, Inc. (ONI BioPharma Inc.) (the “Company”) is listed on the American Stock Exchange (“AMEX”) under the symbol “ONI.” In order for the Company’s Common Stock to continue to be listed on AMEX, the Company must satisfy various continued listing standards as set forth in Part 10 of the AMEX Company Guide (the “Company Guide”).

On May 14, 2008, the Company received a notice from AMEX that a review of the Company’s Form 10-KSB for the year ended December 31, 2007 and Form 10-Q for the period ended March 31, 2008 indicated that it did not meet certain of AMEX’s additional continued listing standards. Specifically, the Company is not in compliance with Section 1003(a)(ii) of the Company Guide because its shareholders’ equity is less than the required $4,000,000 and because it has losses from continuing operations and net losses in three of its four most recent fiscal years.

The Company provided a plan of compliance and supporting documentation, dated May 24, 2007, (the “Plan”) to AMEX with respect to its previously announced noncompliance with Section 1003(a)(i) of the Company Guide and such Plan was subsequently approved by AMEX. AMEX granted an extension to the Company until October 27, 2008 to regain compliance. The Company intends to submit a supplement to its Plan to address the non-conformity with Section 1003(a)(ii) (the “Revised Plan”). This Revised Plan must be submitted to AMEX no later than June 13, 2008. The Company expects to submit its Revised Plan by June 13, 2008. Upon receipt of the Revised Plan, AMEX will evaluate the Revised Plan and make a determination as to whether the Revised Plan reasonably demonstrates the Company’s ability to regain compliance with the continued listing standards. If the Revised Plan is accepted, the Company may be able to continue its listing during the specified timeframes, but the continued listing of the Common Stock will be subject to periodic review to determine whether the Company is making progress consistent with the Revised Plan.

There can be no assurance AMEX will accept the Company’s Revised Plan for continued listing. If the Revised Plan is not accepted or the Company is not otherwise in compliance with all of AMEX’s continued listing standards by October 27, 2008, the Company may be subject to delisting proceedings.

A copy of the Company’s press release regarding receipt of the notice is attached hereto as Exhibit 99.1 and incorporated by reference.

Item 9.01 FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits.

Number	Description
99.1	Press Release dated May 16,2008

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on this 16th day of May, 2008.

ORAGENICS, INC. (Registrant)

BY:	/s/ Stanley Stein
Stanley Stein
President and Chief Executive Officer